HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
________________________________________________________________________________

                       THE HILLMAN AGGRESSIVE EQUITY FUND
                          THE HILLMAN TOTAL RETURN FUND
________________________________________________________________________________

                                   SUPPLEMENT
                              Dated March 30, 2005

This Supplement to the Statement of Additional Information ("SAI") dated December 3, 2004 for The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (each a "Fund" and collectively the "Funds"), each a series of the Hillman Capital Management Investment Trust, updates the SAI to revise the information as described below. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds' Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

The "Investment Limitations" section that begins on page 7 of the SAI is being amended to remove the non-fundamental operating restriction regarding investments in restricted securities. The "Investment Limitations" section is hereby amended in its entirety to read as follows:

     Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

     With respect to 75% of its total assets, the Total Return Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

     In addition, as a matter of fundamental policy, neither the Aggresive Equity Fund nor the Total Return Fund may:

     (1) Invest for the purpose of exercising control or management of another issuer;

     (2) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Funds may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);

     (3) Underwrite securities issued by others except to the extent the Funds may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

     (4)  Purchase   securities  on  margin  (but  the  Funds  may  obtain  such
          short-term   credits  as  may  be  necessary   for  the  clearance  of
          transactions);

     (5) Participate on a joint or joint and several basis in any trading account in securities;

     (6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations), but the Aggressive Equity Fund MAY invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

     (7) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

     (8)  Issue senior securities, borrow money, or pledge its assets.

     The  Funds  also  have  adopted  a  number  of  non-fundamental   operating
     restrictions. These restrictions may be changed by the Trustees without shareholder approval.

     Under these non-fundamental operating restrictions, the Aggressive Equity Fund may not make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

     The Aggressive Equity Fund may not invest more than 25% of the value of its total assets in any one sector EXCEPT that the Aggressive Equity Fund may invest more than 25% of the value of its total assets in one or more of the following sectors: financial sector, healthcare sector, retail sector, and technology sector.

     In addition, under the Funds' non-fundamental operating restrictions, neither the Aggressive Equity Fund nor the Total Return Fund may:

     (1) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its investment advisor own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

     (2) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

     (3) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; or

     (4) Purchase foreign securities (except the Funds may purchase foreign securities sold as American Depository Receipts without limit).

     Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.



          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------



                                       2